UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2020

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Novel Coronavirus (COVID-19) Pandemic Update
The Company is filing this Current Report on Form 8-K to provide an update on the global outbreak of the current novel coronavirus (“COVID-19”) pandemic. American Water continues to monitor the COVID-19 pandemic and is taking steps to mitigate potential risks to the Company. American Water has three main areas of focus as part of its response to COVID-19: the care and safety of its employees; the safety of its customers and the communities it serves; and the execution of its business continuity plan. American Water is also working with its vendors to understand the potential impacts to its supply chain, and, at this time, it does not anticipate any material negative impacts to its supply chain. American Water is also monitoring impacts of the pandemic on its access to the capital markets, and to the extent such access is adversely affected, American Water may need to consider alternative sources of funding for its operations and for working capital, any of which could increase its cost of capital. This pandemic is a rapidly evolving situation, and American Water will continue to monitor developments affecting its employees, customers, contractors and vendors and take additional precautions as may be warranted. The extent to which COVID-19 may impact American Water, including without limitation, its liquidity, financial condition, and results of operations, will depend on future developments, which presently are highly uncertain and cannot be predicted.
As a result of the COVID-19 pandemic, the Company is also filing this Current Report on Form 8-K to update, as set forth below, certain of its risk factor disclosures contained in Part I, Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2020 (the “Form 10-K”).
Throughout this Current Report on Form 8-K, unless the context otherwise requires, references to “we,” “us,” “our,” the “Company,” and “American Water” mean American Water Works Company, Inc. and its subsidiaries, taken together as a whole. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein shall have the meaning ascribed to them in the Form 10-K.
Our utility operations are subject to extensive regulation by state PUCs and other regulatory agencies, which significantly affects our business, financial condition, results of operations and cash flows. Our utility operations also may be subject to fines, penalties and other sanctions for an inability to meet these regulatory requirements.
Our Regulated Businesses provide water and wastewater services to our customers through subsidiaries that are subject to regulation by state PUCs. This regulation affects the rates we charge our customers and has a significant impact on our business and results of operations. Generally, the state PUCs authorize us to charge rates that they determine are sufficient to recover our prudently incurred operating expenses, including, but not limited to, operating and maintenance costs, depreciation, financing costs and taxes, and provide us the opportunity to earn an appropriate rate of return on invested capital.
Our ability to successfully implement our business plan and strategy depends on the rates authorized by the various state PUCs. We periodically file rate increase applications with state PUCs. The ensuing administrative process may be lengthy and costly. Our rate increase requests may or may not be approved, or may be partially approved, and any approval may not occur in a timely manner. Moreover, a PUC may not approve a rate request to an extent that is sufficient to:

•	cover our expenses, including purchased water and costs of chemicals, fuel and other commodities used in our operations;

•	enable us to recover our investment; and

•	provide us with an opportunity to earn an appropriate rate of return on our investment.
Approval of the PUCs is also required in connection with other aspects of our utilities’ operations. Some state PUCs are empowered to impose financial penalties, fines and other sanctions for non-compliance with applicable rules and regulations. Our utilities are also required to have numerous permits, approvals and certificates from the PUCs that regulate their businesses and authorize acquisitions, dispositions, and, in certain cases, affiliated transactions. Although we believe that each utility subsidiary has obtained or sought renewal of the material permits, approvals and certificates necessary for its existing operations, we are unable to predict the impact that future regulatory activities may have on our business.
The current COVID-19 pandemic may limit or curtail significantly or entirely the ability of PUCs to approve or authorize applications and other requests we may make with respect to our Regulated Businesses, including without limitation any or all types of approvals described above, as PUCs and their staffs seek to reduce, delay or streamline proceedings and other activities. PUCs and other governmental authorities have taken, and may continue to take, emergency or other actions in light of the pandemic that may impact us, including prohibiting the termination of service for non-payment during the current COVID-19 pandemic. At this time, we are unable to predict the impact that this pandemic or other related events may have on our ability to obtain these approvals as needed or requested by the Regulated Businesses in the ordinary course or at all, or the nature of any emergency or other action that may be taken by the PUCs or other governmental authorities.
In any of these cases, our business, financial condition, results of operations, cash flows and liquidity may be adversely affected. Even if rates are sufficient, we face the risk that we will not achieve the rates of return on our invested capital to the extent permitted by state PUCs. This could occur if certain conditions exist, including, but not limited to, if water usage is less than the level anticipated in establishing rates, or if our investments or expenses prove to be higher than the level estimated in establishing rates.
Service disruptions caused by severe weather conditions, climate variability patterns or natural or other disasters may disrupt our operations or reduce the demand for our water services, which could adversely affect our financial condition, results of operations, cash flows and liquidity.
Service interruptions due to severe weather, climate variability patterns and natural or other events are possible across all our businesses. These include, among other things, storms, freezing conditions, high wind conditions, hurricanes, tornadoes, earthquakes, landslides, drought, wildfires, coastal and intercoastal floods or high water conditions, including those in or near designated flood plains, pandemics (including COVID-19) and epidemics, severe electrical storms, sinkholes and solar flares. Weather and other natural events such as these may affect the condition or operability of our facilities, limiting or preventing us from delivering water or wastewater services to our customers, or requiring us to make substantial capital expenditures to repair any damage. Tariffs in place or cost recovery proceedings with respect to our Regulated Businesses may not provide reimbursement to us, in whole or in part, for any of these impacts.
Government restrictions on water use may also result in decreased use of water services, even if our water supplies are sufficient to serve our customers, which may adversely affect our financial condition, results of operations and cash flows. Seasonal drought conditions that may impact our water services are possible across all of our service areas. Governmental restrictions imposed in response to a drought may apply to all systems within a region independent of the supply adequacy of any individual system. Responses may range from voluntary to mandatory water use restrictions, rationing restrictions, water conservation regulations, and requirements to minimize water system leaks. While expenses incurred in implementing water conservation and rationing plans may generally be recoverable provided the relevant PUC determines they were reasonable and prudent, we cannot assure that any such expenses incurred will, in fact, be fully recovered. Moreover, reductions in water consumption, including those resulting from installation of equipment or changed consumer behavior, may persist even after drought restrictions are repealed and the drought has ended, which could adversely affect our business, financial condition, results of operations and cash flows.
Our business has inherently dangerous workplaces. If we fail to maintain safe work sites, we may experience workforce injuries or loss of life, and be exposed to financial losses, including penalties and other liabilities.
Safety is a core value and a strategy at American Water. Our safety performance and continual progress to our ultimate desired goal of zero injuries is critical to our reputation. We maintain health and safety standards to protect our employees, customers, contractors, vendors and the public. Although we intend to adhere to such health and safety standards with a goal of achieving zero injuries, it is extremely challenging to eliminate all safety incidents at all times.
At our business sites, including construction and maintenance sites, our employees, contractors and others are often in close proximity to large pieces of equipment, moving vehicles, pressurized water, underground trenches and vaults, chemicals and other regulated materials. On many sites, we are responsible for safety and, accordingly, must implement important safety procedures and practices above what governmental regulations require. As an essential business that must continue to provide water and wastewater services during the current COVID-19 pandemic, we are keenly focused on the care and safety of our employees, contractors, vendors and others who work at or visit our worksites. In this regard, for example, we have instituted work-from-home guidelines for all employees who can work remotely, closed all customer payment locations, implemented social distancing for work-related activities at a worksite, and encouraged the practice of frequent hand-washing. If the procedures we implement are ineffective or are not followed by our employees or others, or we fail to implement procedures, our employees, contractors and others may experience illness, or minor, serious or fatal injuries. Unsafe work sites have the potential to increase employee turnover, expose us to litigation and raise our operating costs. Any of the foregoing could result in financial losses, which could have a material adverse impact on our business, financial condition, results of operations and cash flows.
In addition, our operations can involve the delivery, handling and storage of hazardous chemicals, which, if improperly delivered, handled, stored or disposed of, could result in serious injury, death, environmental damage or property damage, and could subject us to penalties or other liabilities. We are also subject to regulations dealing with occupational health and safety. Although we maintain functional employee groups whose primary purpose is to ensure we implement effective health and, safety work procedures and practices throughout our organization, including construction sites and maintenance sites, the failure to comply with such regulations or procedures could subject us to liability.
Our indebtedness could affect our business adversely and limit our ability to plan for or respond to changes in our business, and we may be unable to generate sufficient cash flows to satisfy our liquidity needs.
As of December 31, 2019, our aggregate long-term and short-term debt balance (including preferred stock with mandatory redemption requirements) was $9.5 billion, and our working capital (defined as current assets less current liabilities) was in a deficit position. Our indebtedness could have important consequences, including:

•	limiting our ability to obtain additional financing to fund future working capital requirements or capital expenditures;

•	exposing us to interest rate risk with respect to the portion of our indebtedness that bears interest at variable rates;

•	limiting our ability to pay dividends on our common stock or make payments in connection with our other obligations;

•	impairing our access to the capital markets for debt and equity;

•
requiring that an increasing portion of our cash flows from operations be dedicated to the payment of the principal and interest on our debt, thereby reducing funds available for future operations, dividends on our common stock or capital expenditures;

•	limiting our ability to take advantage of significant business opportunities, such as acquisition opportunities, and to react to changes in market or industry conditions; and

•	placing us at a competitive disadvantage compared to those of our competitors that have less debt.
In order to meet our capital expenditure needs, we may be required to borrow additional funds under the revolving credit facility or issue a combination of new short-term and long-term debt, and/or equity. We continue to assess our short- and long-term liquidity needs in light of the impact of the COVID-19 pandemic on the financial and capital markets, especially with respect to the market for corporate commercial paper, which has experienced recent volatility and shortages of liquidity. In response to these events, on March 20, 2020, we entered into a $750.0 million 364-day term loan credit facility and immediately executed a $500.0 million draw thereunder to support our short-term liquidity by retaining that amount in cash. We have also utilized our existing sources of liquidity, such as our current cash balances, cash flows from operations and borrowings under the revolving credit facility as necessary or desirable to meet our short-term liquidity requirements. We believe that existing sources of liquidity will be sufficient to meet our cash requirements for the foreseeable future. However, as the impacts of the COVID-19 pandemic on the economy, the financial and capital markets and our operations evolve, we will continue to assess our liquidity needs. In the event of a sustained market deterioration, we may need to obtain additional sources of liquidity, which would require us to evaluate available alternatives and take appropriate actions.
Moreover, additional borrowings may be required to refinance outstanding indebtedness. Debt maturities and sinking fund payments in 2020, 2021 and 2022 will be $28 million, $310 million and $14 million, respectively. We can provide no assurance that we will be able to access the debt or equity capital markets on favorable terms, if at all. Moreover, as new debt is added to our current debt levels, the related risks we now face could intensify, limiting our ability to refinance existing debt on favorable terms.
In an attempt to manage our exposure to interest rate risk associated with our issuance of variable and fixed rate debt, we have in the past (including during the first quarter of 2020) entered into, and in the future may enter into, financial derivative instruments, including without limitation, interest rate swaps, forward starting swaps, swaptions and U.S. Treasury lock agreements. However, these efforts may not be effective to fully mitigate interest rate risk, and may expose us to other risks and uncertainties, including quarterly “mark to market” valuation risk associated with these instruments, that could negatively and materially affect our financial condition, results of operations and cash flows.
Our ability to pay our expenses and satisfy our debt service obligations depends in significant part on our future performance, which will be affected by the financial, business, economic, competitive, legislative (including tax initiatives and reforms, and other similar legislation or regulation), regulatory and other risk factors described in this section, many of which are beyond our control. If we do not have sufficient cash flows to pay the principal and interest on our outstanding debt, we may be required to refinance all or part of our existing debt, reduce capital investments, sell assets, borrow additional funds or sell additional equity. In addition, if our business does not generate sufficient cash flows from operations, or if we are unable to incur indebtedness sufficient to enable us to fund our liquidity needs, we may be unable to plan for or respond to changes in our business, which could cause our financial condition, operating results and prospects to be affected materially and adversely.

Our inability to access the capital or financial markets or other events could affect our ability to meet our liquidity needs at reasonable cost and our ability to meet long-term commitments, which could adversely affect our financial condition and results of operations.
In addition to cash from operations, we generally rely primarily on AWCC’s $2.25 billion revolving credit facility, its $2.1 billion commercial paper program, and the capital markets to satisfy our liquidity needs. On April 1, 2020, the termination date of the credit agreement with respect to AWCC’s revolving credit facility was extended pursuant to the terms of the credit agreement from March 21, 2024 to March 21, 2025. Historically, we have regularly used AWCC’s commercial paper program rather than this revolving credit facility as a principal source of short-term borrowing due to the generally more attractive rates we generally could obtain in the commercial paper market. In addition, on March 20, 2020, AWCC entered into the 364-day term loan to provide additional short-term liquidity support. As of April 6, 2020, AWCC had $215.0 million in outstanding borrowings under the revolving credit facility, $949.8 million of commercial paper outstanding, $75.7 million in outstanding letters of credit and $500.0 million outstanding under the 364-day term loan. There can be no assurance that AWCC will be able to continue to access its commercial paper program or its revolving credit facility, when, as and if desired, or that the amount of capital available thereunder will be sufficient to meet all of our liquidity needs at a reasonable, or any, cost.
Under the terms of the revolving credit facility and the 364-day term loan, our consolidated debt cannot exceed 70% of our consolidated capitalization, as determined under the terms of those facilities. If our equity were to decline or debt were to increase to a level that causes us to exceed this limit, lenders under the credit facility and/or the term loan would be entitled to refuse any further extension of credit and to declare all of the outstanding debt under the credit facility and/or the term loan immediately due and payable. To avoid such a default, a waiver or renegotiation of this covenant would be required, which would likely increase funding costs and could result in additional covenants that would restrict our operational and financing flexibility.
Our ability to comply with this and other covenants contained in the revolving credit facility, the term loan and our other consolidated indebtedness is subject to various risks and uncertainties, including events beyond our control. For example, events that could cause a reduction in equity include, without limitation, a significant write-down of our goodwill. Even if we are able to comply with this or other covenants, the limitations on our operational and financial flexibility could harm our business by, among other things, limiting our ability to incur indebtedness or reduce equity in connection with financings or other corporate opportunities that we may believe would be in our best interests or the interests of our shareholders to complete.
Disruptions in the capital markets or changes in our credit ratings could also limit our ability to access capital on terms favorable to us or at all. For example, on April 1, 2019, Moody’s Investors Service changed the Company’s senior unsecured debt rating to Baa1, from A3, with a stable outlook. While the lending banks that participate in the revolving credit facility and the term loan have met all of their obligations under those facilities, disruptions in the credit markets, changes in our credit ratings, or deterioration of the banking industry’s financial condition could discourage or prevent lenders from meeting their existing lending commitments, extending the terms of such commitments, or agreeing to new commitments. These or other occurrences may cause our lenders to not meet their existing commitments, and we may not be able to access the commercial paper or loan or capital markets in the future on terms acceptable to us or at all. Furthermore, our inability to maintain, renew or replace commitments under these facilities could materially increase our cost of capital and adversely affect our financial condition, results of operations and liquidity. Longer-term disruptions in the capital and credit markets as a result of economic, legislative, political or other uncertainty, including as a result of the current COVID-19 pandemic, changes in U.S. tax and other laws, reduced financing alternatives, or failures of significant financial institutions could adversely affect our access to the liquidity needed for our business. Any significant disruption in the capital, debt or credit markets, or financial institution failures could require us to take measures to conserve cash until the market stabilizes or until alternative financing can be arranged. Such measures could include delaying or deferring capital expenditures, reducing or suspending dividend payments, and reducing other discretionary expenditures. Finally, there is no assurance that we will be able to access the equity capital markets to obtain financing when necessary or desirable and on terms that are reasonable or acceptable to us.
Any of the foregoing events that impede our access to the capital markets, or the failure of any of our lenders to meet their commitments that result from financial market disruptions, could expose us to increased interest expense, require us to institute cash conservation measures or otherwise adversely and materially affect our business, financial condition, results of operations, cash flows and liquidity.
Market volatility and other conditions may impact the value of benefit plan assets and liabilities, as well as assumptions related to the benefit plans, which may require us to provide significant additional funding.
The performance of the capital markets affects the values of the assets that are held in trust to satisfy significant future obligations under our pension and postretirement benefit plans. The value of these assets is subject to market fluctuations and volatility, which may cause investment returns to fall below our projected return rates. Recently, in connection with the

COVID-19 pandemic, the stock market generally has experienced significant day-to-day fluctuations in market prices. We are currently unable to predict the effect, if any, of the COVID-19 pandemic on the valuation of our pension assets and liabilities. A decline in the market value of our pension and postretirement benefit plan assets as of the measurement date can increase the funding requirements under our pension and postretirement benefit plans. Additionally, our pension and postretirement benefit plan liabilities are sensitive to changes in interest rates. In connection with the COVID-19 pandemic, interest rates have experienced volatility and are subject to potential further adjustments based on the actions of the U.S. Federal Reserve, and others. If interest rates are lower at the measurement date, our liabilities would increase, potentially increasing benefit expense and funding requirements. Further, changes in demographics, such as increases in life expectancy assumptions and increasing trends in health care costs may also increase our funding requirements. Future increases in pension and other postretirement costs as a result of reduced plan assets may not be fully recoverable in rates, in which case our results of operations and financial position could be negatively affected.
In addition, market factors can affect assumptions we use in determining funding requirements with respect to our pension and postretirement plans. For example, a relatively modest change in our assumptions regarding discount rates can materially affect our calculation of funding requirements. To the extent that market data compels us to reduce the discount rate used in our assumptions, our benefit obligations could be materially increased, which could adversely affect our financial position, results of operations and cash flows.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements relate to, among other things, the impacts to the Company of the current COVID-19 pandemic health event. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Form 10-K for the year ended December 31, 2019, as updated by this Current Report on Form 8-K, and in its other filings with the SEC, and the additional risks, uncertainties, assumptions and limitations described herein.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly filings with the SEC and in this Current Report on Form 8-K, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date this Current Report on Form 8-K is filed with the SEC. The Company does not have or undertake any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the Federal securities laws. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	April 8, 2020	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
Executive Vice President and Chief Financial Officer